Exhibit 99.1

A Message to Our Stockholders

	June 30, 2010	June 30, 2009

Net Income (Bank)	$6,162,000	$2,139,000
Income Available to Common Shareholder (Bancshares)	$5,296,000	$1,956,000
Earnings Per Common Share	$0.95	$0.35
Allowance for Loan Losses	$8,625,000	$6,701,000
Common Stock Equity	$79,299,000	$66,128,000
Book Value	$14.42	$12.18
Return on Average Assets	1.24%	0.41%
Return on Average Common Equity	16.80%	5.90%

Dear Shareholders:

First Guaranty Bank’s goal is to increase shareholder value while at the same time providing returns to our shareholders through dividends. We will achieve this goal by maximizing net income, providing dividends of approximately 41% of the net earnings, and retaining the remaining 59% of the net earnings as a contribution to capital. In the first half 2010, First Guaranty Bancshares has produced $5,962,000 in income, paid approximately $1,780,000 in dividends to common shareholders and $666,000 in dividends to preferred shareholders, and retained the balance to enhance equity.

As the capsule of financial information above shows, First Guaranty Bank and First Guaranty Bancshares, Inc. have experienced a very successful first half of 2010 compared to the first half of 2009. Income continued to grow and strengthen from interest income on securities, gains on securities, and operations.

Assets exceeded $1 billion largely as a result of the growth of core deposits from $518 million in January 2010 to $577 million as of June 30, 2010.

First Guaranty Bank is gaining momentum. Our entire team is working to solidify and expand our relationships with our existing customers and to build new relationships with new customers. First Guaranty Bank is dedicated to being “The Relationship Bank.” As our customers are coming to know, at First Guaranty Bank, “We Rock!”

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

/s/ Alton B. Lewis

Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated
Statements of Condition
(in thousands, except share data)

	June 30,
	2010	2009
	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$34,354	$29,256
Interest-earning demand deposits with banks	41	26,782
Federal funds sold	1,004	-
Cash and cash equivalents	35,399	56,038

Interest-earning time deposits with banks	-	13,613

Investment securities:
Available for sale, at fair value	339,867	252,638
Held to maturity, at cost (estimated fair value of 0 and $2,837, respectively)	-	2,792
Investment securities	339,867	255,430

Federal Home Loan Bank stock, at cost	1,840	947
Loans held for sale	39	147

Loans, net of unearned income	622,607	606,487
Less: allowance for loan losses	8,625	6,701
Net loans	613,982	599,786

Premises and equipment, net	17,082	15,951
Goodwill	1,999	1,980
Intangible assets, net	1,828	2,006
Other real estate, net	1,607	1,049
Accrued interest receivable	5,984	5,304
Other assets	6,547	5,971
Total Assets	$1,026,174	$958,222

Liabilities and Stockholders’ Equity
Deposits:
Noninterest-bearing demand	$122,888	$114,262
Interest-bearing demand	195,486	203,605
Savings	44,029	42,233
Time	522,550	492,276
Total deposits	884,953	852,376

Short-term borrowings	21,137	26,193
Accrued interest payable	2,855	4,689
Long-term borrowings	15,011	3,368
Other liabilities	2,047	5,468
Total Liabilities	926,003	892,094

Stockholders’ Equity
Preferred stock:
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 2,069.9 shares	19,743	-
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 103 shares	1,129	-
Common stock:
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,559,644 shares	5,560	5,560
Surplus	26,459	26,459
Retained earnings	43,587	36,803
Accumulated other comprehensive loss	(3,693)	(2,694)
Total Stockholders’ Equity	100,171	66,128
Total Liabilities and Stockholders’ Equity	$1,026,174	$958,222

Consolidated
Statements of Income
(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30,
	2010	2009
	(unaudited)
Interest Income:
Loans (including fees)	$9,184	$8,873
Loans held for sale	3	2
Deposits with other banks	10	84
Securities (including FHLB stock)	3,525	2,468
Federal funds sold	3	10
Total Interest Income	12,725	11,437

Interest Expense:
Demand deposits	229	284
Savings deposits	11	36
Time deposits	2,811	3,503
Borrowings	29	98
Total Interest Expense	3,080	3,921

Net Interest Income	9,645	7,516
Provision for loan losses	623	701
Net Interest Income after Provision for Loan Losses	9,022	6,815

Noninterest Income:
Service charges, commissions and fees	1,015	1,040
Net gains on sale of securities	1,105	10
Loss on securities impairment		-
Net gains on sale of loans	92	192
Other	367	243
Total Noninterest Income	2,579	1,485

Noninterest Expense:
Salaries and employee benefits	2,946	2,667
Occupancy and equipment expense	756	728
Net cost from other real estate & repossessions	100	201
Regulatory assessment	390	935
Other	2,254	2,417
Total Noninterest Expense	6,446	6,948

Income Before Income Taxes	5,155	1,352
Provision for income taxes	1,776	469
Net Income	$3,379	$883
Preferred stock Dividends	(333)	0
Income Available to Common Shareholders	$3,046	$883

Per Common Share:
Earnings	$0.49	$0.16
Cash dividends paid	$0.16	$0.16

Weighted Average Common Shares Outstanding	5,559,644	5,559,644

Return on Average Assets	1.39%	0.37%
Return on Average Equity	19.20%	5.40%

Consolidated
Statements of Income
(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30,
	2010	2009
	(unaudited)
Interest Income:
Loans (including fees)	$17,988	$17,530
Loans held for sale	4	3
Deposits with other banks	19	309
Securities (including FHLB stock)	6,944	4,542
Federal funds sold	5	27
Total Interest Income	24,960	22,411

Interest Expense:
Demand deposits	430	604
Savings deposits	21	77
Time deposits	5,529	7,095
Borrowings	70	159
Total Interest Expense	6,050	7,935

Net Interest Income	18,910	14,476
Provision for loan losses	1,302	1,349
Net Interest Income after Provision for Loan Losses	17,608	13,127

Noninterest Income:
Service charges, commissions and fees	1,998	2,020
Net gains on sale of securities	1,366	10
Loss on securities impairment	-	-
Net gains on sale of loans	151	272
Other	706	520
Total Noninterest Income	4,221	2,822

Noninterest Expense:
Salaries and employee benefits	5,844	5,493
Occupancy and equipment expense	1,508	1,411
Net cost from other real estate & repossessions	164	180
Regulatory assessment	746	1,307
Other	4,440	4,563
Total Noninterest Expense	12,702	12,954

Income Before Income Taxes	9,127	2,995
Provision for income taxes	3,165	1,039
Net Income	$5,962	$1,956
Preferred stock Dividends	(666)	0
Income Available to Common Shareholders	$5,296	$1,956

Per Common Share:
Earnings	$0.95	$0.35
Cash dividends paid	$0.32	$0.32

Weighted Average Common Shares Outstanding	5,559,644	5,559,644

Return on Average Assets	1.24%	0.41%
Return on Average Equity	16.80%	5.90%

Book Value	$14.42	$12.18

Bank Officers

Executive Officers	Assistant Vice Presidents
Alton B. Lewis, Jr.*	Teri L. Duncan
Chief Executive Officer
Guaranty Square	Pamela A. Gaspard

Michael R. Sharp*	Joyce N. Glass
President
Guaranty Square	Ludrick P. Hidalgo

Larry A. Stark	Mikki M. Kelley
Executive Vice President
Guaranty Square	Robert M. Mizell

Eric J. Dosch*	Ronald C. Pittman
Chief Financial Officer
Guaranty Square	Christy L. Wells

Senior Vice Presidents	Deborah B. Westmoreland
Glenn A. Duhon, Sr.
Southwest Louisiana Division	Officers
Manager	Edward P. Bertoniere
Abbeville
Pamela A. Carrico
Michael F. Lofaso
Commercial Lender	Frances L. Carrington
Ponchatoula
Vanessa R. Drew
Vice Presidents
Mark A. Bagwell	Jake I. Duos

Thomas F. Brothers	Jeannette N. Ernst

Cheryl Q. Brumfield	Danielle D. Fridge

Christopher O. Coker	Shirley P. Jones

Ronald W. Edmonds	Julie M. Lewis

Denise D. Fletcher	Frances M. Mashon

Bernadette Z. Kemp	Tiffany C. Moore

Stephen F. Lampton	Michael A. Mosbey

Vera S. Matthews	Diane Patterson

William D. McCormick, Sr.	Randy S. Vicknair

Evan M. Singer	Scott B. Schilling

J. Richard Stark	Lisa B. Thompson

Renee S. Young	Jeffery C. Wainwright

Amy N. Wales

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers	Service24 ATM Locations

South Louisiana	South Louisiana
Abbeville Banking Center	Abbeville
Amite Banking Center	799 West Summers Drive
Denham Springs	Amite
Banking Center	100 East Oak Street
Hammond Banking Centers:	Denham Springs
First Guaranty Square	2231 South Range Avenue
Guaranty West	Hammond
Independence Banking Center	1201 West University Avenue
Jennings Banking Center	14145 West University Avenue
Kentwood Banking Center	2111 West Thomas Street
Ponchatoula Banking Centers:	400 East Thomas Street
Ponchatoula	North Oaks Medical Center
Berryland	North Oaks Diagnostic Center
Walker Banking Center	North Oaks Rehabilitation Center
Independence
North Louisiana	455 West Railroad Ave.
Benton Banking Center	Jennings
Dubach Banking Center	500 North Cary
Haynesville Banking Center	Kentwood
Homer Banking Center	708 Avenue G
Oil City Banking Center	Loranger
Vivian Banking Center	19518 Hwy 40
Ponchatoula
105 Berryland
170 West Hickory Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S

North Louisiana
Benton
196 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
Homer Memorial Hospital
Oil City
126 South Highway 1
Vivian
102 East Louisiana Avenue